EXHIBIT 99.1


                                   RESIGNATION


         I, Jonathan Weiss, Chief Financial Officer of CrowdGather, Inc., a Nevada corporation, ("Company") hereby tender and submit my resignation as the Chief Financial Officer of the Company, such resignation to be effective on July 16, 2015. Such resignation is not the result of any disagreement with the policies, practices or procedures of the Company.



/s/ Jonathan Weiss
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Jonathan Weiss